SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ENPHASE ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on <mtgdate>. December 12, 2017
Meeting Information
ENPHASE ENERGY, INC. Meeting Type: Special <mtgtype> Meeting
For holders as of: October <recdate> 16, 2017
Date: December 12, 2017 Time: 9:00 <mtgtime> AM PST
Location: ENPHASE ENERGY, INC. 1420 N. MCDOWELL BLVD.
PETALUMA, CA 94954
You are receiving this communication because you hold ENPHASE ENERGY, INC. shares in the above named company.
1420 N. MCDOWELL BLVD. PETALUMA, CA 94954
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
R1.0.1.17 We encourage you to access and review all of the important information contained in the proxy materials before voting.
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See the reverse side of this notice to obtain 0000346110 proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 28, 2017 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
R1.0.1.17 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special _ 2 requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet,go to www.proxyvote.com. Have the information that is printed in the box 0000346110 marked by the arrow available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items
The Board of Directors recommends you vote FOR proposals 1 and 2.
1 To approve and adopt an amendment to the Company’s Amended and Restated Certificate of Incorporation that would confirm that the number of authorized shares of common stock is 125,000,000 shares.
2 To authorize an adjournment of the Special Meeting, if necessary or appropriate (as determined in good faith by the Board of Directors), to solicit additional proxies if there are not sufficient votes in favor of Proposal 1.
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.
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